                                                                    EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the references to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated March 8, 2000, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-33016) and related Prospectus of Intuitive Surgical, Inc. for the registration of 9,200,000 shares of its common stock.



Palo Alto, California


May 16, 2000